Earnings per share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share
Schedule of earnings per share

	For the year ended December 31,
(in thousands of Russian Roubles, except number of shares and per share amounts)	2020	2019	2018*
Net income attributable to owners of the Company	1,748,960	1,448,018	949,307
Weighted average number of ordinary shares outstanding (note 20)	50,206,696	50,000,000	50,000,000
Effects of dilution from:
Share options (weighted average)	1,377,708	956,590	—
Weighted average number of ordinary shares outstanding adjusted for the effect of dilution	51,584,404	50,956,590	50,000,000
Earnings per share (in Russian Roubles per share)
Basic	34.84	28.96	18.99
Diluted	33.90	28.42	18.99
*The Group has initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under the approach, comparative information is not restated. See Note 4.